SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)    November 14, 2001
                                                   ---------------------


                     Birner Dental Management Services, Inc.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


                                    COLORADO
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                 (State or other jurisdiction of incorporation)



           0-23367                                    84-1307044
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       (Commission File Number)           (IRS Employer Identification No.)



3801 EAST FLORIDA AVENUE, SUITE 508
               DENVER,                                  COLORADO       80210
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    (Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code            303-691-0680
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                                       N/A
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       (Former name or former address, if changed since last report)

Item 4 - Changes in Registrant's Certifying Accountants


(a)      Previous Independent Accountants


On November 14, 2001, Birner Dental Management Services, Inc. (the "Company") dismissed Arthur Andersen LLP as the Company's principal accountant. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

The Report of Arthur Andersen LLP on the financial statements of the Company for either of the past two fiscal years ended December 31, 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The Company does not believe that there were any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the past two fiscal years ended December 31, 1999 and 2000 and during the subsequent interim period through September 30, 2001, which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement(s) in connection with its Reports.

The Company has requested that Arthur Andersen LLP furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from Arthur Andersen LLP is included as Exhibit 16.1 to this Report, stating its agreement with the statements made by the Company in this Report.


(b)      New Independent Accountants


The Company engaged Hein + Associates LLP as its new principal independent accountants as of November 14, 2001.


Item 7 - Financial Statements and Exhibits


Exhibit No. 16.1 - Letter from Arthur Andersen LLP dated November 14, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Birner Dental Management Services, Inc.
                          (a Colorado Corporation)



                         By  /s/ Frederic W.J. Birner
                            ----------------------------------------------------
                            Frederic W.J. Birner
                            Chairman of the Board, Chief Executive
                            Officer and Director





November 15, 2001